EXHIBIT 99.2

       CERTIFICATION OF CHIEF FINANCIAL OFFICER OF SUMMIT BANCSHARES, INC.

     This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q (the "Form 10-Q") for the quarter ended June 30, 2002 of Summit Bancshares, Inc. (the "Issuer").

I, Bob G. Scott, the Executive Vice President, Chief Operating Officer, and Chief Financial Officer of the Issuer certify that:

     (i)  the Form 10-Q fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (U.S.C. 78m(a) or 78o(d)); and

     (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: November 1, 2002


                                        /s/ Bob G. Scott
                                        ----------------------------------------
                                        Name:  Bob G. Scott
                                        Title: Executive Vice President
                                                 and COO/CFO

Subscribed and sworn to before me on this 1st day of November, 2002.


                                        /s/ Karen S. Appel
                                        ----------------------------------------
                                        Name:  Karen S. Appel
                                        Title: Notary Public

My commission expires: August 5, 2006